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                                 EXHIBIT 10.16
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                         Integrated Orthopaedics Inc.
                           Long Term Incentive Plan


          I.  PURPOSES

          Integrated Orthopaedics Inc. (the "Company") desires to afford certain of its key employees, the key employees of any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired, its directors and certain consultants who are responsible for the continued growth of the Company an opportunity to acquire a proprietary interest in the Company, and thus to create in such key employees, directors and consultants an increased interest in and a greater concern for the welfare of the Company and its subsidiaries.

          The Company, by means of this Long Term Incentive Plan (the "Plan"), seeks to retain the services of persons now holding key positions and to secure the services of persons capable of filling such positions.

          The stock options ("Options"), stock appreciation rights ("Rights") and awards of shares of common stock ("Restricted Shares") offered pursuant to the Plan are a matter of separate inducement and are not in lieu of any salary or other compensation for the services of any key employee.

          The Options granted under the Plan are intended to be either incentive stock options ("Incentive Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options that do not meet the requirements for Incentive Options ("Non-Qualified Options"), but the Company makes no warranty as to the qualification of any Option as an Incentive Option.

          II.  AMOUNT OF STOCK SUBJECT TO THE PLAN

          The total number of shares of common stock of the Company which may be issued pursuant to the Plan, purchased pursuant to the exercise of Options granted under the Plan or acquired pursuant to the exercise of Rights granted under the Plan shall not exceed, in the aggregate, two million five hundred thousand (2,500,000) shares of the authorized common stock, $.001 par value per share, of the Company (the "Shares"). The aggregate number of Shares as to which restrictions shall lapse in any fiscal year of the Company shall not exceed two million five hundred thousand (2,500,000), and the aggregate number of Shares which may be awarded as Restricted Shares or with respect to which Options or Rights may be granted to any one employee pursuant to the Plan shall not exceed two million five hundred thousand (2,500,000). Shares, which are subject to Rights and related Options, shall be counted only once in determining whether the maximum number of Shares, which may be purchased or awarded under the Plan, has been exceeded.

          Shares, which may be awarded or acquired under the Plan, may be either authorized but unissued Shares, Shares of issued stock held in the Company's treasury, or both, at the discretion of the Company. If and to the extent that Options or Rights granted under the Plan expire or terminate without having been exercised, the Shares covered by such expired or terminated Options or Rights shall again become available for award under the Plan, or if Restricted Shares awarded pursuant to the
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Plan are resold to the Company or forfeited as provided in Article V(d), such resold or forfeited Shares shall again become available for award under the Plan; provided that the grant and the terms of such new Restricted Shares, Options or Rights shall in all respects comply with the provisions of the Plan.

          Except as provided in Article XXIII, the Company may, from time to time during the period beginning June 30, 1997, (the "Effective Date") and ending June 29, 2007 (the "Termination Date"), grant to certain key employees of the Company, or of any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired, Options, Rights and/or Restricted Shares under the terms hereinafter set forth.

          Provisions of the Plan which pertain to Options or Rights granted to an employee shall apply to Options, Rights or a combination thereof.

          As used in the Plan, the term "subsidiary corporation" and "parent corporation" shall mean, respectively, a corporation coming within the definition of such terms contained in Sections 424(f) and 424(e) of the Code.

          III.  ADMINISTRATION

          The board of directors of the Company (the "Board of Directors") shall administer the Plan. The aggregate number of Shares as to which restriction shall lapse in any fiscal year of the Company shall not exceed two million five hundred thousand (2,500,000), and the aggregate number of Shares which may be awarded as Restricted Shares or with respect to which Options or Rights may be granted to any one employee pursuant to the Plan shall not exceed two million five hundred thousand (2,500,000). Shares, which are subject to Rights and related Options, shall be counted only once in determining whether the maximum number of Shares, which may be purchased or awarded under the Plan, has been exceeded.

          Subject to the express provisions of the Plan, the Board of Directors (or committee thereof) shall have authority, in its discretion, to determine the employees to whom Restricted Shares, Options or Rights shall be granted, the time when such Restricted Shares, Options or Rights shall be granted, the number of Restricted Shares to be awarded and the number of Shares which shall be subject to each Option or Right, the purchase price or exercise price of each Restricted Share, Option or Right, the period(s) during which such Options or Rights shall be exercisable (whether in whole or in part), the restrictions to be applicable to Restricted Shares and the other terms and provisions thereof (which need not be identical).

          Subject to the express provisions of the Plan, the Board of Directors (or committee thereof) also shall have authority to construe the Plan and the Stock Agreements (as defined in Article V hereof), Options and Rights granted thereunder, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective Stock Agreements (which need not be identical), Options (which need not be identical) and Rights (which need not be identical) and to make all other determinations necessary or advisable for administering the Plan. The Board of Directors (or committee thereof) also shall have the authority to require, in its discretion, as a condition of the granting of any such Restricted Share, Option or Right, that the employee agree (i) not to sell or otherwise dispose of Shares acquired pursuant to the award of Restricted Shares, Options or Rights for a period of six (6) months following the lapse of restriction on
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such Shares or the date of acquisition of such Shares and (ii) that in the event of termination of employment of such employee, shall have 30 calendar days from the date of termination to exercise vested options.

          The determination of the Board of Directors (or committee thereof) on matters referred to in this Article III shall be conclusive.

          The Board of Directors may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Board of Directors in the engagement of such counsel, consultant or agent shall be paid by the Company. No member of the Board of Directors shall be liable for any action or determination made in good faith with respect to the Plan or any award of Restricted Shares, Options or Rights granted hereunder.

          IV.  ELIGIBILITY

          Incentive Options, which may be granted only to salaried key employees of the Company or of any subsidiary corporation or parent corporation of the Company. Restricted Shares, Options and Rights may be granted to any salaried key employee, director, or consultant or advisor of (provided that such consultant or advisor is providing bona fide services to the Company not in connection with the offer or sale of securities in a capital-raising transaction) the Company or of any subsidiary corporation or parent corporation of the Company (such persons referred to herein collectively as "employees").

          The Plan does not create a right in any employee to Participate in the Plan nor does it create a right in any employee to have any Restricted Shares, Options or Rights granted to him or her.

          V.  RESTRICTED SHARES AND RESTRICTIONS ON TRANSFER

          (a) The Board of Directors shall grant awards of Restricted Shares hereunder in accordance with the terms and conditions set forth in an agreement between the Company and the employee (a "Stock Agreement"). Each Stock Agreement shall contain such individual and corporate performance goals, restrictions, terms and conditions as the Board of Directors may require, including without limitation the price, if any, which an employee shall be required to pay for the Shares.

          (b) The Company shall issue a certificate for Shares covered by an award, bearing such legend as may be required under Article XVI, in the name of the employee, as soon as reasonably practicable after the employee has executed the Stock Agreement and paid the purchase price, if any, for the Shares.


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     (c) Unless and until any restrictions on the Shares shall have lapsed in the manner described in Article V (e), an employee shall have no right to sell, transfer, assign, give, place in trust, or otherwise dispose of, or pledge, grant a security interest in, or otherwise encumber, any such Shares, and any such attempted disposition or encumbrance shall be void and unenforceable against the Company. An employee shall be entitled to exercise and enjoy all other rights and entitlements of ownership of Shares, including by way of illustration and not limitation, the right to vote on matters which come before stockholders of the Company and the right to receive dividends, whether or not such Shares are subject to the aforesaid restrictions or are held in custody.

          (d) Except as otherwise provided in a Stock Agreement, upon termination of employment of an employee, all of such Shares with respect to which restrictions have not lapsed shall be deemed to be offered for sale by the employee to the Company for a period of thirty (30) days after the date of such termination of employment at a price equal to the lesser of (y) the fair market value of the Shares at such time or (z) fair market value of the shares on the date of grant plus interest thereon from the date of the award of such Restricted Shares through and including the date of the Company's payment for such Shares, at the prime rate announced from time to time by Texas Commerce Bank, N.A. - Houston, Texas.

          (e) Restrictions upon Shares granted as an award hereunder shall lapse at such time or times and on such terms, conditions and performance criteria as the Board of Directors may, in its sole discretion, determine and as set forth in a Stock Agreement; provided, however, that the restrictions upon such Shares shall lapse only if the employee, on the date of such lapse, is then and has continuously been an employee from the date of the award. In the event of termination of employment as a result of the death or permanent and total disability of an employee, the Board of Directors, in its sole discretion, may determine that the restrictions upon some or all Shares awarded to the employee shall thereupon immediately lapse. The Board of Directors also may decide at any time, in its sole discretion and on such terms and conditions as it deems appropriate; to remove restrictions upon Shares granted to any employee as an award hereunder.

          VI.  OPTION PRICE AND PAYMENT

          The purchase price of each Share subject to a Non-Qualified Option under the Plan shall be determined by the Board of Directors prior to granting the option. The Board of Directors shall set the purchase price for each Share subject to a Non-Qualified Option at either the fair market value of each Share on the date the option is granted, or at such other price as the Board of Directors in its sole discretion shall deem appropriate; provided, however, that in no event shall the purchase price of a Share subject to a Non-Qualified Option under the Plan be less than 85% or more of the fair market value of such Share on the date the option is granted.

          The price for each Share purchasable under any Incentive Option granted hereunder shall be such amount as the Board of Directors shall, in its best judgment, determine to be not less than one hundred percent (100%) of the fair market value per Share at the date the Option is granted; provided, however, that in the case of an Incentive Option granted to a person who, at the time such Incentive Option is granted, owns shares of the Company or any subsidiary corporation or parent corporation of the Company which possess more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or of any subsidiary corporation or parent corporation of the Company, the purchase price for each share shall be such amount as the Board of Directors, in its
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best judgment, shall determine to be not less than one hundred ten percent
(110%) of the fair market value per share at the date the Option is granted. In determining stock ownership of an employee for any purposes under the Plan, the rules of Section 424(d) of the Code shall be applied, and the Board of Directors may rely on representations of fact made to it by the employee and believed by it to be true.

          If the Shares are listed on a national securities exchange in the United States on any date on which the fair market value per Share is to be determined, the fair market value per Share shall be deemed to be the average of the high and low quotations at which such Shares are sold on such national securities exchange on the date such Option is granted. If the Shares are listed on a national securities exchange in the United States on such date but the Shares are not traded on such date, or such national securities exchange is not open for business on such date, the fair market value per Share shall be determined as of the closest preceding date on which such exchange shall have been open for business and the Shares were traded. If the Shares are listed on more than one national securities exchange in the United States on the date on which the fair market value per Share is to be determined, the Board of Directors shall determine which national securities exchange shall be used for the purpose of determining the fair market value per Share or, if such Shares are not listed or traded on any national securities exchange, then the average of the reported "high" and "low" sales prices for such Shares in the over-the-counter market, as reported on the National Association of Securities Dealers Automated Quotations System, or, if such prices shall not be reported thereon, the average between the closing bid and asked prices so reported, or, if such prices shall not be reported, then the average closing bid and asked prices reported by the National Quotation Bureau Incorporated, or, in all other cases, the value established by the Board of Directors in good faith.

          For purposes of this Plan, the determination by the Board of Directors of the fair market value of a Share shall be conclusive.

          Upon the exercise of an Option granted hereunder, the Company shall cause the purchased Shares to be issued only when it shall have received the full purchase price for the Shares in cash or by certified check; provided, however, that in lieu of cash, the holder of an Option may, if and to the extent the terms of such Option so provide and to the extent permitted by applicable law, exercise an Option (a) in whole or in part, by delivering to the Company shares of common stock of the Company (in proper form for transfer and accompanied by all requisite stock transfer tax stamps or cash in lieu thereof) owned by such holder having a fair market value equal to the exercise price applicable to that portion of the Option being exercised by the delivery of such Shares or (b) in part, by delivering to the Company an executed promissory note on such terms and conditions as the Board of Directors shall determine, at the time of grant, in its sole discretion; provided, however, that the principal amount of such note shall not exceed ninety percent (90%) (or such lesser percentage as would be permitted by applicable margin regulations) of the aggregate purchase price of the Shares then being purchased pursuant to the exercise of such Option. The fair market value of the stock so delivered shall be determined as of the date immediately preceding the date on which the Option is exercised, or as may be required in order to comply with or to conform to the requirements of any applicable laws or regulations.
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          VII.   USE OF PROCEEDS

          The cash proceeds of the sale of Shares pursuant to the Plan are to be added to the general funds of the Company and used for its general corporate purposes as the Board of Directors shall determine.

          VIII.  TERM OF OPTIONS AND LIMITATIONS ON THE RIGHT OF EXERCISE

          Any Option shall be exercisable at such times, in such amounts and during such period or periods as the Board of Directors shall determine at the date of the grant of such Option; provided, however, that an Incentive Option shall not be exercisable after the expiration of ten (10) years from the date such Option is granted; and provided further that, in the case of an Incentive Option granted to a person who, at the time such Option is granted, owns stock of the Company or any subsidiary corporation or parent corporation of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any subsidiary corporation or parent corporation of the Company, such Option shall not be exercisable after the expiration of five (5) years from the date such Option is granted.

          Except to the extent otherwise provided under the Code, to the extent that the aggregate fair market value of stock with respect to which Incentive Options are exercisable for the first time by an employee during any calendar year (under all stock option plans of the Company and of any parent corporation or subsidiary corporation of the Company) exceeds one hundred thousand dollars ($100,000), such Options shall be treated as Non-Qualified Options. For purposes of this limitation, (i) the fair market value of stock is determined as of the time the Option is granted, (ii) the limitation will be applied by taking into account Options in the order in which they were granted.

          Subject to the provisions of Article XIX, the Board of Directors shall have the right to accelerate, in whole or in part, from time to time, conditionally or unconditionally, rights to exercise any Option granted hereunder.

          To the extent that an Option is not exercised within the period of exercisability specified therein, it shall expire as to the then unexercised part.

          In no event shall an Option granted hereunder be exercised for a fraction of a Share.

          IX.  EXERCISE OF OPTIONS AND VESTING SCHEDULE

          Options granted hereunder will vest 100% on the fifth anniversary of the date of grant ("Cliff Vesting"), provided however that vesting may occur at an earlier date if the following criteria is met ("Accelerated Vesting"). Accelerated Vesting shall occur at the rate of 25% for each 50 physicians added to the Company's Network following the date of grant. The Company's Network is defined as the number of full-time physicians who are employed by medical groups that have created a long-term management services agreement with the Company or a subsidiary of the Company. (The basis for all options granted at the inception of the plan shall be zero doctors. The basis for all grants issued after inception shall be the actual number of doctors practicing in the IOI network at the date of
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the grant.)

          IOI will use a five-year cliff as the vesting methodology.

          Years of Service                             Vesting Percentage
          ----------------                             ------------------
                 0-5                                            0
             Over 5 Years                                     100

          IOI Accelerated Vesting Schedule
          Number of Doctors Under Contract With IOI    Vesting Percentage
          -------------------------------------------  ------------------

                 0-49                                           0
                 50-99                                         25
                 100-149                                       50
                 150-199                                       75
                 200 and Over                                 100

NOTE 1:  The employee must not have more than one break in service to receive
vesting continuous credit.   Any break in service for more than one year will
loose all vesting credit.

NOTE 2: An employee must work at least six full months in a plan year to receive vesting credit for that year.

NOTE 3: The accelerated vesting schedule is based on the increase of physicians (increments of 50 physicians to 25% vesting) entering the IOI network on or after the date the employee is issued options.

The aforementioned vesting schedule notwithstanding, the Board of Directors of the Company, acting upon a three-fourths majority vote, in its sole discretion, may establish a vesting schedule on any option granted hereunder that is different than the vesting schedule set forth above.

          X.  STOCK APPRECIATION RIGHTS

          In the discretion of the Board of Directors, a Right may be granted
(i) alone, (ii) simultaneously with the grant of an option (either Incentive or Non-Qualified) and in conjunction therewith or in the alternative thereto or
(iii) subsequent to the grant of a Non-Qualified Option and in conjunction therewith or in the alternative thereto.

The exercise price of a Right granted alone shall be determined by the Board of Directors, but shall not be less than one hundred percent (100%) of the fair market value of one Share on the date of grant of such Right. A Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Right, by its terms, shall be exercisable only when the fair market value of the Shares subject to the Right and related Option exceeds the exercise price thereof.

          Upon exercise of a Right granted simultaneously with or subsequent to an Option and
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in the alternative thereto, the number of Shares for which the related Option shall be exercisable shall be reduced by the number of Shares for which the Right shall have been exercised. The number of Shares for which a Right shall be exercisable shall be reduced upon any exercise of a related Option by the number of Shares for which such Option shall have been exercised.

          Any right shall be exercisable upon such additional terms and conditions as may from time to time be prescribed by the Board of Directors.

          A Right shall entitle the holder upon exercise thereof to receive from the Company, upon a written request filed with the Secretary of the Company at its principal offices (the "Request"), a number of Shares (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Board of Directors in its sole discretion), an amount of cash, or any combination of Shares and cash, as specified in the Request (but subject to the approval of the Board of Directors in its sole discretion, at any time up to and including the time of payment, as to the making of any cash payment), having an aggregate fair market value equal to the product of (i) the excess of the fair market value, on the day of such Request, of one Share over the exercise price per Share specified in such Right or its related Option, multiplied by (ii) the number of Shares for which such Right shall be exercised.

          Any election by a holder of a Right to receive cash in full or partial settlement of such Right, and any exercise of such Right for cash, may be made only by a Request filed with the Corporate Secretary of the Company during the period beginning on the third business day following the date of release for publication by the Company of quarterly or annual summary statements of earnings and ending on the twelfth business day following such date. Within thirty (30) days of the receipt by the Company of a Request to receive cash in full or partial settlement of a Right or to exercise such Right for cash, the Board of Directors shall, in its sole discretion, either consent to or disapprove, in whole or in part, such Request. A Request to receive cash in full or partial settlement of a Right or to exercise a Right for cash may provide that, in the event the Board of Directors shall disapprove such Request, such Request shall be deemed to be an exercise of such Right for Shares.

          If the Board of Directors disapproves in whole or in part any election by a holder to receive cash in full or partial settlement of a Right or to exercise such Right for cash, such disapproval shall not affect such holder's right to exercise such Right at a later date, to the extent that such Right shall be otherwise exercisable, or to elect the form of payment at a later date, provided that an election to receive cash upon such later exercise shall be subject to the approval of the Board of Directors. Additionally, such disapproval shall not affect such holder's right to exercise any related Option or Options granted to such holder under the Plan.

          A holder of a Right shall not be entitled to request or receive cash in full or partial payment of such Right, if such Right or the related Option shall have been exercised during the first six (6) months of its respective term; provided, however, that such prohibition shall not apply if the holder of such Right dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the expiration of such six-month period, or if such holder is not a director or officer of the Company or a beneficial owner of the Company who is described in Section 16(a) of the Exchange Act.

          A Right shall be deemed exercised on the last day of its term, if not otherwise exercised by the holder thereof, provided that the fair market value of the Shares subject to the Right exceeds the exercise price thereof on such date.
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          For all purposes of this Article X, the fair market value of Shares shall be determined in accordance with the principles set forth in Article VI.

          XI.  NONTRANSFERABILITY OF OPTIONS AND STOCK APPRECIATION RIGHTS

          Neither an Option nor a Right granted hereunder shall be transferable, whether by operation of law or otherwise, other than by will or the laws of descent and distribution, and any Option or Right granted hereunder shall be exercisable, during the lifetime of the holder, only by such holder.

          XII.  TERMINATION OF EMPLOYMENT

          Upon termination of employment of any employee with the Company and all subsidiary corporations and parent corporations of the Company, (i) all Restricted Shares with respect to which restrictions have not lapsed shall be dealt with as discussed in Article V (d), and (ii) any Option or Right previously granted to the employee, unless otherwise specified by the Board of Directors in the Option or Right, shall, to the extent not theretofore exercised, terminate and become null and void, provided that:

          (a) if the employee shall die while in the employ of such corporation or during either the three (3) month or one (1) year period, whichever is applicable, specified in clause (b) below and at a time when such employee was entitled to exercise an Option or Right as herein provided, the legal representative of such employee, or such person who acquired such Option or Right by bequest or inheritance or by reason of the death of the employee, may, not later than one (1) year from the date of death, exercise such Option or Right, to the extent not theretofore exercised, in respect of any or all of such number of Shares as specified by the Board of Directors in such Option or Right;

          (b) if the employment of any employee to whom such Option or related Right shall have been granted shall terminate by reason of the employee's retirement (at such age or upon such conditions as shall be specified by the Board of Directors), disability (as described in Section 22(e)(3) of the Code) or dismissal by the employer other than for cause (as defined below), and while such employee is entitled to exercise such Option or Right as herein provided, such employee shall have the right to exercise such Option or Right so granted, to the extent not theretofore exercised, in respect of any or all of such number of Shares as specified by the Board of Directors in such Option or Right, at any time up to and including (i) thirty (30) days after the date of such termination of employment in the case of termination by reason of retirement or dismissal other than for cause and (ii) one (1) year after the date of termination of employment in the case of termination by reason of disability; and

          (c) if the Board of Directors (or a committee thereof) shall deem, in its sole discretion, that an extension to any employee's right to exercise an Option or Right beyond the time period otherwise set forth or contemplated by this Article XII or the Option or Right as previously granted, is in the best interest of the Company or its shareholders, the Board of Directors (or a committee thereof) shall have the right to grant such an extension and, with the consent of such employee, to impose other terms and conditions on the exercise of Options or Rights and/or the sale of shares received pursuant to such exercise in consideration for the extension of the time period during which such exercise could take place; provided however, that (i) the rights granted to the Board of Directors (or a committee thereof) under this sub-paragraph shall not diminish the then existing rights of any employee under a previously granted Option or Right and (ii) any extension or other modification made to a previously granted Option or Right shall not extend for more than 24 months following an employee's termination of employment.

          In no event, however, shall any person be entitled to exercise any Option or Right after the expiration of the period of exercisability of such Option or Right as specified therein.

          If an employee voluntarily terminates his or her employment, or is discharged for cause, any Option or Right granted hereunder shall, unless otherwise specified by the Board of Directors in the Option or Right, forthwith terminate with respect to any unexercised portion thereof.

          If an Option or Right granted hereunder shall be exercised by the legal representative of a deceased employee or former employee, or by a person who acquired an Option or Right granted hereunder by bequest or inheritance or by reason of the death of any employee or former employee, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative or other person to exercise such Option or Right.

          For the purposes of the Plan, the term "for cause" shall mean (i) with respect to an employee who is a party to a written agreement with, or, alternatively, participates in a compensation or benefit plan of the Company or a subsidiary corporation or parent corporation of the Company, which agreement or plan contains a definition of "for cause" or "cause" (or words of like import) for purposes of termination of employment thereunder by the Company or such subsidiary corporation or parent corporation of the Company, "for cause" or "cause" as defined in the most recent of such agreements or plans, or (ii) in all other cases, as determined by the Board of Directors, in its sole discretion, (a) the willful commission by an employee of a criminal or other act that causes or probably will cause substantial economic damage to the Company or a subsidiary corporation or parent corporation of the Company or substantial injury to the business reputation of the Company or a subsidiary corporation or parent corporation of the Company; (b) the commission by an employee of an act of fraud in the performance of such employee's duties on behalf of the Company or a subsidiary corporation or parent corporation of the Company; or (c) the continuing willful failure of an employee to perform the duties of such employee to the Company or a subsidiary corporation or parent corporation of the Company (other than such failure resulting from the employee's incapacity due to physical or mental illness) after written notice thereof (specifying the particulars thereof in reasonable detail) and a reasonable opportunity to be heard and cure such failure are given to the employee by the Board of Directors. For purposes of the Plan, no act, or failure to act, on the employee's part shall be considered "willful" unless done or omitted to be done by the employee not in good faith and without reasonable belief that the employee's action or omission was in the best interest of the Company or a subsidiary corporation or parent corporation of the Company.

          For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual was an "employee" of such corporation for purposes of Section 422(a) of the Code. If an individual is on military, sick leave or other bona fide leave of absence such individual shall be considered an "employee" for purposes of the exercise of an Option or Right and shall be entitled to exercise such Option or Right during such leave if the period of such leave does not exceed one-hundred and twenty (120) days, or, if longer, so long as the individual's right to reemployment with the corporation granting the option (or a related corporation) is guaranteed either by statute or by contract. If the period of leave exceeds one-hundred and twenty (120) days, the employment relationship shall be deemed to have terminated on the one-hundred and twenty-first (121) day of such leave, unless the individual's right to reemployment is guaranteed by statute or contract.

          A termination of employment shall not be deemed to occur by reason of
(i) the transfer of an employee from employment by the Company to employment by a subsidiary corporation or a parent corporation of the Company (ii) the transfer of an employee from employment by a subsidiary corporation or a parent corporation of the Company to employment by the Company or by another subsidiary corporation or parent corporation of the Company.

          In the event of the complete liquidation or dissolution of a subsidiary corporation, or in the event that such corporation ceases to be a subsidiary corporation, any unexercised Options or rights theretofore granted to any person employed by such subsidiary corporation will be deemed canceled unless such person is employed by the Company or by any parent corporation or another subsidiary corporation after the occurrence of such event. In the event an Option or Right is to be canceled pursuant to the provisions of the previous sentence, notice of such cancellation will be given to each employee holding unexercised Options, and such holder will have the right to exercise such Options or Rights in full (without regard to any limitation set forth or imposed pursuant to Article VIII) during the 30 day period following notice of such cancellation.

          XIII.  ADJUSTMENT OF SHARES; EFFECT OF CERTAIN TRANSACTIONS

          In the event of any change in the outstanding Shares through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or other like change in capital structure of the Company, an adjustment shall be made to each outstanding Option and Right such that each such Option and Right shall thereafter be exercisable for such securities, cash and/or other property as would have been received in respect of the Shares subject to such Option or Right had such Option or Right been exercised in full immediately prior to such change, and such an adjustment shall be make successively each time any such change shall occur. The term "Shares" after any such change shall refer to the securities, cash and/or property then receivable upon exercise of an Option or Right. In addition, in the event of any such change, the Board of Directors shall make any further adjustment as may be appropriate to the maximum number of Shares subject to the Plan, the maximum number of Shares for which an award of Restricted Shares may be granted to any one employee, the maximum number of Shares as to which restrictions shall lapse in any fiscal year, and the number of Shares and price per Share subject to outstanding Options or Rights as shall be equitable to prevent dilution or enlargement of rights under such Options or Rights, and the determination of the Board of Directors as to these matters shall be conclusive. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Option and any related Right shall comply with the rules of Section 424(a) of the Code, and (ii) in no event shall any adjustment be made which would render any Incentive Option granted hereunder other than an incentive stock option for purposes of Section 422 of the Code.

          In the event of a "change in control" of the Company, then (i) all restrictions on the sale of Restricted Shares (as described in Article V(e), above) shall become null and void and cease to exist, and any Restricted Shares held in custody shall be released to the appropriate employee, and (ii) all then outstanding Options and Rights shall immediately become exercisable. For purposes of the Plan, a "change in control" of the Company occurs if:

          (a) A change in control of the direction and administration of the Company's business of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or any successor rule or regulation) promulgated under the Exchange Act, whether or not the Company is then subject to such reporting requirement; or

          (b) Any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act but excluding any employee benefit plan of the Company) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's outstanding securities then entitled ordinarily (and apart from rights accruing under special circumstances) to vote for the election of directors; or

          (c) During any period of two (2) consecutive years, the individuals who at the beginning of such period constitute the Board or any individuals who would be "Continuing Directors" (as hereinafter defined) cease for any reason to constitute at least a majority thereof; or

          (d) The Board shall approve a sale of all or substantially all of the assets of the Company; or

          (e) The Board shall approve any merger, consolidation, or like business combination or reorganization of the Company, the consummation of which would result in the occurrence of any event described in clause (b) or (c) above;

provided, however, that none of the foregoing events shall constitute a Change in Control if such event occurs as a result of an agreement or transaction approved by the "Continuing Directors," either before or after the occurrence of such event, and the Continuing Directors in approving such agreement or transaction determine that it is not in the best interest of the Company for such agreement or transaction to constitute a Change in Control for purposes of the Plan.

          For purposes of the Plan, "Continuing Directors" shall mean the directors of the Company in office on the Effective Date and any successor to any such director and any additional director who after the Effective Date (i) was nominated or selected by a majority of the Continuing

Directors in office at the time of his nomination or selection and (ii) is not an "affiliate" or "associate" (as defined in Regulation 12B under the Exchange
Act) at the time of his nomination or selection of any person who is the beneficial owner, directly or indirectly, of securities representing ten percent (10%) or more of the combined voting power of the Company's outstanding securities then entitled ordinarily to vote for the election of directors.

          The Board of Directors, in its discretion, may determine that, upon the occurrence of a transaction described in the second preceding paragraph, each Option or Right outstanding hereunder shall terminate within a specified number of days after notice to the holder, and such holder shall receive, with respect to each Share subject to such Option or Right, cash in an amount equal to the excess of the fair market value of such Share immediately prior to the occurrence of such transaction over the exercise price per Share of such Option or Right.

          XIV.  RIGHT TO TERMINATE EMPLOYMENT

          The Plan shall not impose any obligation on the Company or on any subsidiary corporation or parent corporation thereof to continue the employment of any holder of Restricted Shares, Options or Rights; and it shall not impose any obligation on the part of any holder of Restricted Shares, Options or Rights to remain in the employ of the Company or of any subsidiary corporation or parent corporation thereof.

          XV.  PURCHASE FOR INVESTMENT

          Except as hereinafter provided, the Board of Directors may require an employee, as a condition to receipt of a particular award of Restricted Shares or upon exercise of any Option or Right granted hereunder, to execute and deliver to the Company (a) stock powers with respect to Shares underlying a particular award or Option or Right and required to be held by a custodian, and
(b) a written statement, in form satisfactory to the Board of Directors, in which the employee represents and warrants that Shares are being acquired for such person's own account, for investment only and not with a view to the resale or distribution thereof. The employee shall, at the request of the Board of Directors, be required to represent and warrant in writing that, to the extent permitted by the terms of the award, any subsequent resale or distribution of Shares by the employee shall be made only pursuant to either (i) a Registration Statement on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), which Registration Statement has become effective and is current with regard to the Shares being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the employee shall, prior to any offer of sale or sale of such Shares, obtain a prior favorable written opinion of counsel, in form and substance satisfactory to counsel for the Company, as to the application of such exemption thereto. The foregoing restriction shall not apply to (i) issuances by the Company so long as the Shares being issued are registered under the Securities Act and a prospectus in respect thereof is current or (ii) reofferings of Shares by affiliates of the Company (as defined in Rule 405 or any successor rule or regulation promulgated under the Securities Act) if the Shares being reoffered are registered under the Securities Act and a prospectus in respect thereof is current.

          XVI. ISSUANCE OF CERTIFICATES; LEGENDS; PAYMENT OF EXPENSES

          Upon any award of Restricted Shares or any exercise of an Option or Right which may be granted hereunder and, in the case of an Option or award of Restricted Shares, payment of the purchase price, a certificate or certificates for the Shares shall be issued by the Company in the name of the person receiving the award of Restricted Shares or exercising the Option or Right and shall be delivered to or upon the order of such person or persons.

          The Company may endorse such legend or legends upon the certificates for Shares issued pursuant to the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such Shares as, in its discretion, it determines to be necessary or appropriate to (i) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, (ii) implement the provisions of the Plan and any agreement between the Company and the optionee or grantee with respect to such Shares, or
(iii) permit the Company to determine the occurrence of a disqualifying disposition, as described in Section 421(b) of the Code, of Shares transferred upon exercise of an Incentive Option granted under the Plan.

          The Company shall pay all issue or transfer taxes with respect to the issuance or transfer of Shares, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance or transfer, except fees and expenses which may be necessitated by the filing or amending of a Registration Statement under the Securities Act, which fees and expenses shall be borne by the recipient of the Shares unless such Registration Statement has been filed by the Company for its own corporate purposes (and the Company so states) in which event the recipient of the Shares shall bear only such fees and expenses as are attributable solely to the inclusion of the Shares he or she receives in the Registration Statement.

          All Shares issued as provided herein shall be fully paid and non-assessable to the extent permitted by law.

          XVII.  WITHHOLDING TAXES

          The Company may require an employee receiving an award of Restricted Shares or exercising a Right or a Non-Qualified Option granted hereunder, or disposing of Shares acquired pursuant to the exercise of an Incentive Option in a disqualifying disposition (within the meaning of Section 421(b) of the Code), to reimburse the corporation that employs such employee for any taxes required by any government to be withheld or otherwise deducted and paid by such corporation in respect of the issuance or disposition of such Shares. In lieu thereof, the corporation that employs such employee shall have the right to withhold the amount of such taxes from any other sums due or to become due from such corporation to the employee upon such terms and conditions as the Board of Directors shall prescribe. The corporation that employs such employee may, in its discretion, hold the stock certificate to which such employee is entitled upon the award of Restricted Shares or exercise of an Option as security for the payment of such withholding tax liability, until cash sufficient to pay that liability has been accumulated. In addition, at any time that the Company becomes subject to a withholding obligation under applicable law with respect to the exercise of a Right or Non-Qualified Option (the "Tax Date"), except as set forth below, a holder of a Right or Non-Qualified Option may elect to satisfy, in whole or in part, the holder's related personal tax liabilities (an "Election") by (i) directing the Company to withhold from Shares issuable in the related exercise either a specified number of Shares or Shares having a specified value (in each case) not in excess of the related personal tax liabilities), (ii) tendering Shares previously issued pursuant to the exercise of an Option or Right or other shares of the Company's common stock owned by the holder or (iii) combining any or all of the foregoing options in any fashion. An Election shall be irrevocable. The withheld Shares and other shares tendered in payment should be valued at their fair market value (determined in accordance with the principles set forth in Article VI of the Plan) on the Tax Date. The Board of Directors may disapprove of any Election, suspend or terminate the right to make Elections or provide that the right to make Elections shall not apply to particular grants, Shares or exercises. If a holder is a person subject to
Section 16 of the Exchange Act then (1) any Election by such holder must be made
(i) at least six months prior to the relevant Tax Date or (ii) on or prior to the relevant Tax Date and during a period that begins on the third business day following the date of release of publication of the Company's quarterly or annual summary statements of sales and earnings and that ends on the twelfth business day following such date and (2) the Election may not be made with respect to an exercise, or the withholding obligation arising thereon, if the relevant Right or Non-Qualified Option was granted six months or less prior to the date of Election. The Board of Directors may impose any other conditions or restrictions on the right to make an Election as it shall deem appropriate.

          XVIII.  LISTING OF SHARES AND RELATED MATTERS

          The Board of Directors may delay any award, issuance or delivery of Shares if it determines that listing, registration or qualification of Shares or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the sale or purchase of Shares under the Plan, until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board of Directors.

          XIX.  AMENDMENT OF THE PLAN

          The Board of Directors may, from time to time, amend the Plan; provided, however, that any amendment that would require shareholder approval under Texas law, the code or any other applicable law shall be subject to the approval of the shareholders of the Company. The Board of Directors shall be authorized to amend the Plan and the Options granted thereunder to permit the Incentive Options granted thereunder to qualify as incentive stock options within the meaning of Section 422 of the Code. The rights and obligations under any Stock Agreement, Option or Right granted before amendment of the Plan or any unexercised portion of such Option or Right shall not be adversely affected by amendment of the Plan or the Stock Agreement, Option or Right without the consent of the holder of the Stock Agreement, Option or Right.

          XX.  TERMINATION OR SUSPENSION OF THE PLAN

          The Board of Directors may at any time suspend or terminate the Plan. The Plan, unless sooner terminated under Article XXIII or by action of the Board of Directors, shall terminate at the close of business on the Termination Date. Restricted Shares, Options or Rights may not be granted while the Plan is suspended or after it is terminated. Rights and obligations under any Stock Agreement, Option or Right granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except upon the consent of the person to whom the Restricted Shares, Options or Rights were granted. The power of the Board of Directors to construe and administer any Stock Agreements, Options or Rights granted prior to the termination or suspension of the Plan under Article III nevertheless shall continue after such termination or during such suspension.

          XXI.  GOVERNING LAW

          The Plan, such Restricted Shares, Stock Agreements, Options and Rights as may be granted thereunder and all related matters shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware from time to time obtaining.

          XXII.  PARTIAL INVALIDITY

          The invalidity or illegality of any provision herein shall not be deemed to affect the validity of any of other provision.

          XXIII.  EFFECTIVE DATE

          The Plan shall become effective at 5:00 P.M., Houston, Texas time, on the Effective Date, the date as of which the Plan was adopted by the Board of Directors; provided, however, that if the Plan is not approved by a vote of the shareholders of the Company at an annual meeting or any special meeting or by unanimous written consent within twelve (12) months before or after the Effective Date, the Plan and any Stock Agreements, Options and Rights granted thereunder shall terminate.